Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Multistate Trust I
333-16617, 811-07747

A special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007, at this meeting shareholders were asked to vote on a New Investment Management Agreement.

The results of the vote for the new Investment
Management Agreement were as follows:



 Nuveen
Florida
Preference
 Municipal
 Bond
Fund

 Nuveen
Maryland
Municipal
 Bond
Fund

 Nuveen
Pennsylvania
 Municipal
Bond Fund

 Nuveen
Virginia
Municipal
Bond Fund

To approve a
 new
investment
management
 agreement






   For

                          13,633,537

                            6,790,650

                          13,538,776

                          16,789,745

   Against

                               301,280

                               297,738

                               407,152

                               614,272

   Abstain

                               836,711

                               183,459

                               292,837

                               494,354

   Broker
Non-Votes

                            3,557,464

                            1,887,886

                            2,578,347

                            5,555,012

      Total

                          18,328,992

                            9,159,733

                          16,817,112

                          23,453,383



 Nuveen
Arizona
 Municipal
 Bond
Fund

 Nuveen
Colorado
 Municipal
Bond
Fund

 Nuveen New
Mexico
 Municipal Bond
 Fund

To approve a
new
investment
management
 agreement






   For

                            4,183,126

                            2,326,193

                            2,729,929

   Against

                               125,267

                                 74,771

                               116,683

   Abstain

                                 89,424

                               101,473

                               176,160

   Broker
Non-Votes

                            1,612,209

                               445,003

                               810,587

      Total

                            6,010,026

                            2,947,440

                            3,833,359



Proxy materials are herein incorporated by reference to the SEC filing on August 29, 2007, under Conformed Submission Type DEF 14A, accession number 0000950137-07-013169.